Fifth Third Bank | All Rights Reserved Citigroup 2008 Financial Services Conference Kevin Kabat, President and CEO Chris Marshall, Executive Vice President and CFO January 30, 2008 Exhibit 99.1

Fifth Third Bank | All Rights Reserved
Agenda
2007 in review
—
Difficult year, large unusual items, credit cycle overshadowed strong core performance
Credit
—
Trends worsened, driven by residential and commercial real
estate trends; drivers well-understood and actions taken
2008 outlook
—
Expect solid operating performance and to outperform industry;
expect credit conditions to continue to deteriorate in near-term
Capital
—
Maintain strong tangible capital ratios, absolute and relative to peers
Appendix

Fifth Third Bank | All Rights Reserved
2007 in review
Difficult year due to economic environment and customer
uncertainty
— BOLI and VISA charges distorted financial results
— Significant 4Q07 increase in charge-offs and provision charge
Core business momentum remains strong
— NII growth of 5%
— Fee income growth of 9% excluding the impact of significant unusual items*
— Average loan growth of 7% and average core deposit growth of 3%
— Operating efficiency ratio** of 56%; includes fast growing payments business (~70% efficiency ratio)
•Reported noninterest income growth was 23%. Comparison excludes estimated $155 million BOLI charge in 4Q07 and $415 million of securities and derivatives losses related to 4Q06 balance sheet actions
•**Reported efficiency ratio was 61%. Excludes items listed above, $172 million in charges related to VISA litigation, and $8 million in merger related charges.

Fifth Third Bank | All Rights Reserved
Fee income diversification
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
4Q06 1Q07 2Q07 3Q07 4Q07
+16%
+30%
+4%
+29%
-14%
+30%
Growth Rate: 19%
Payment
processing
Deposit
service
charges
Investment
advisory
Corporate
banking
Mortgage
Other
Y/Y
growth
Excludes estimated $155 million BOLI charge and $22 million in auto hedge losses in 4Q07. Excludes $415 million in losses on sale of securities and termination of derivatives in 4Q06.
Reported noninterest income growth, 4Q07 vs. 4Q06 was 23%.

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0.63%
133%
58.6%
10.0%
6%
6%
1%
1%
Midwest
peers
(3)
2007
Underperformed
In line
Outperformed
Outperformed
Outperformed
Outperformed
Outperformed
Outperformed
YTD
performance
vs. peers
0.61%
134%
56.4%
14.3%
9%
7%
5%
3%
FITB
(1)
2007
0.49% Net charge-off ratio
142% NPA growth
58.7%
10.0%
Operating efficiency ratio
Operating ROE
3% Operating fee growth
5%
2%
Average loan growth
NII growth
1%
Average core deposit
growth
Large
bank
peers
(2)
2007
(1) Excluded from fee growth, efficiency ratio, and ROE: in 2007 fees, estimated $155 million (pre-tax and after-tax) BOLI charge; in 2007 expenses, $172 million pre-tax
($112 million after-tax) Visa settlement charges, and $8 million pre-tax ($5 million after-tax) in acquisition-related expenses; in 2006 fees, $415 million pre-tax ($270 million after-tax) in losses on securities and derivatives related to 4Q06 balance sheet actions; in 2006 expenses, $49 million pre-tax ($32 million after-tax) related to termination of financings. Reported fee growth was 23%, reported efficiency ratio was 61.1%, reported ROE was 11.4%.
(2) Large bank peer average consists of BBT, CMA, HBAN, KEY, MTB, MI, NCC, PNC, RF, STI, USB, WB, WM, WFC and ZION; for peer deposit, loan, NPA, and fee comparisons, excludes HBAN, NCC, PNC, RF, WB and WFC due to significant impact of acquisitions.
(3) Midwest peer average consists of HBAN, KEY, MI, CMA, NCC and USB, except where outlined above.
Source: SNL and company reports
Peer performance summary
Continue to outperform on key value drivers; credit challenging

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Diversified loan portfolio
$46 billion commercial loan portfolio
92% secured
$954,000 average outstanding
$1.8 million average exposure
2007 NCOs: 43 bps
$34 billion consumer loan portfolio
95% secured
-
65% secured by real estate, 29% by auto
Real estate portfolio
-
78% weighted average CLTV
-
Weighted average origination FICO 734
-
58% first lien secured
No subprime originations
2007 NCOs: 84 bps
Coml Lease
5%
Resi Mortgage
13%
Home Equity
15%
Auto
11%
Credit Card
2%
C&I
31%
Commercial
Mortgage
15%
Coml Const
7%
Other Cons
1%
Distributed by type*
Geography Distribution*
Other
15%
Florida
11%
National
18%
Ohio
28%
Michigan
18%
Illinois
10%
*4Q07 end of
period balances

Fifth Third Bank | All Rights Reserved
0
40,000
80,000
120,000
160,000
200,000
Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007
C&I/Lease Auto Credit Card
Other CRE Res RE
NCOs
NPAs
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007
C&I/Lease Auto CRE Res RE
Res
RE
CRE
NPA, charge-off growth driven by residential, commercial real estate
Res
RE
CRE
Chicago
fraud loss
Real estate driving credit deterioration

Fifth Third Bank | All Rights Reserved
-
40,000
80,000
120,000
160,000
200,000
Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007
Other SE National Other MW
NE Ohio Michigan Florida
421
NCOs
NPAs
-
200,000
400,000
600,000
800,000
1,000,000
1,200,000
Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007
Other SE National Other MW
NE Ohio Michigan Florida
Stressed
markets
Chicago
fraud loss
Stressed
markets
Michigan and Florida: most stressed markets
NPA, charge-off growth driven by Florida and Michigan

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Commercial real estate portfolio
Commercial real estate (CRE)
Total outstandings $17.4B
— Commercial mort     $11.9B (47% owner occ’d)
— Construction 5.5B (19% owner occ’d)
Total CRE 17.4B (38% owner occ’d)
Total CRE exp        $21.5B
— Average size $1MM
— 38% of commercial loans, 22% of total loans
Problem assets
— NPAs $512MM (2.93%)
— > 90 days past due      140MM (0.80%)
— 2007 charge-offs           73MM (0.44%)
CRE
collateral
type
All data as of 12/31/07
Homebuilders and residential development
Total outstandings $2.9B
~6% of commercial loans, ~16% of CRE
Crown contributed $339MM to totals
Problem assets
— NPAs $176MM (6%)
— > 90 days past due       57MM (2%)
— 2007 charge-offs                         23MM (0.8%)
Geography
Other MW
26%
MI
25%
Other SE
9%
NE OH
6%
FLA
34%
Office
21%
Devel'd
land
6%
Raw
land
11%
Indu
12%
Apts
16%
Retail
17%
Other
17%
Other MW
12%
MI
40%
Other SE
1%
NE OH
14%
FLA
33%
Loans
NPAs
Making no new loans to builder/developer
sector

Fifth Third Bank | All Rights Reserved
Home equity
• Brokered home equity: 22% of loans, 60% of 4Q
charge-offs
• HEA represented 8% of home equity loans and 30%
of 4Q charge-offs
• Reduced brokered originations by 64% during 2007
and have shut down channel completely
• Michigan represented 23% of direct loans and 38% of
direct losses in 4Q07
• TDRs and other early interventions actively pursued in
stressed areas ($46MM in 2007)
• CLTV cap of 90% except for highest quality,
relationship borrowers
• Loans, LTVs, FICOs, and debt-to-income are risk-tiered
0
5
10
15
20
25
30
0
5
10
15
20
25
30
2,000
4,000
6,000
8,000
10,000
Brokered
0
Balance NCOs
HEA Other retail brokered
Direct
0
2,000
4,000
6,000
8,000
10,000
Balance NCOs
Other KY IN
OH MI
FL IL

Fifth Third Bank | All Rights Reserved
2008 Outlook
Net interest income  Mid single digits
Net interest margin  3.20-3.30%
Noninterest income*  High single digits
Noninterest expense**  Mid-to-high single digits
Loans  Mid-to-high single digits
Core deposits  Mid-to-high single digits
Net charge-offs  Low-to-mid 90 bps range
Effective tax rate [non-tax equivalent]  Approximately 30%
Tangible equity/tangible asset ratio       2008 target 6-6.5%; LT target 6.5%
Tier 1 capital ratio 2008 target 7.5-8%
Total capital ratio 2008 target 11-11.5%
* Comparison with 2007 excludes $155 million in non-cash charges to lower the cash surrender value of one of our BOLI policies in 2007
** comparison with 2007 excludes $172 million in non-cash charges in potential VISA litigation settlements and $8 million of acquisition-related costs related to R-G Crown in 2007
Category Growth, percentage, or bps range

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Strong tangible capital position
Tangible Common Equity as
% of Tangible Assets
Tier 1 Ratio
*Peer group: U.S. banks sharing similar geography or debt ratings. M&I as of 9/30/07
Source: SNL and company reports
Target : 6-6.5%
Target : 7.5-8%
9.10%
8.30%
7.71%
7.55%
7.46%
7.37%
7.20%
7.19%
7.00%
6.52%
BBT USB FITB HBAN CMA KEY WB MI STI NCC
9.00%
8.00%
6.07%
5.99%
5.47%
5.27%
4.81%
4.74%
3.98%
6.46%
MI CMA KEY FITB STI BBT NCC HBAN USB WB

Fifth Third Bank | All Rights Reserved
Increasing NII
despite inverted yield curve
Net interest income vs. market rates
3.84%
2.50%
4.63%
4.63%
Fwd
12/31/08
Average Fed Funds and 10-year rates in each quarter.  Forward rates for 12/31/08 from Bloomberg as of 1/28/08.
700,000
725,000
750,000
775,000
800,000
4Q06 1Q07 2Q07 3Q07 4Q07
0%
1%
2%
3%
4%
5%
6%
Net Interest Income 10-year bond Fed funds target

Fifth Third Bank | All Rights Reserved
Fifth Third: building a better tomorrow
Balancing growth and profitability, risks and
rewards
Capitalizing on strengths and addressing areas of
weakness
Communicating clearly with investors
Delivering on promises
Returning to above-par performance and
shareholder returns

15 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
Nonperforming assets
–
Total NPA’s of $1.06B, or 132 bps
–
Commercial NPA’s of $695M; recent growth
driven by commercial construction and real
estate, particularly in Michigan, Northern Ohio,
and Florida
–
Consumer NPA’s of $369M; recent growth
driven by residential real estate, particularly
in Michigan and Florida
–
100% of commercial and 99% of consumer
NPA’s are secured
26%
25%
18%
9%
3%
8%
11%
28%
4%
8%
2%
10%
23%
25%
22%
11%
4%
8%
23%
20%
12%
35%
4%
7%
0%
9%
24%
21%
C&I (17%) CRE (48%) Residential (32%) Other Consumer (3%)
FLORIDA OTHER KENTUCKY ILLINOIS INDIANA OHIO MICHIGAN
Reported NPA's by loan type
Residential
$339M
32%
C&I
$184M
17%
Other
$30M
3%
CRE
$512M
48%

Fifth Third Bank | All Rights Reserved
Residential real estate - topical areas*
Mortgage: $10.5B outstanding
1st
liens: 100% ; weighted average LTV: 77%; weighted average origination FICO: 725
Origination FICO distribution:
<659 13%; 660-689 11%; 690-719 17%; 720-749 18%; 750+ 41%
(note: loans <659 includes CRA loans and FHA/VA loans)
Origination LTV distribution:
<70 26%; 70.1-80 42%; 80.1-90 12%; >90.1 20%
% through broker: 12%
NPAs: $216MM (2.03%); over 90s: $186MM (1.76%)
Charge-offs: $43MM YTD (0.48%)
OH
33%
IL
10%
KY
9%
FL
7%
MI
23%
IN
11%
Other
7%
OH
26%
FL
32%
IL
6%
KY
5%
MI
16%
IN
7%
Other
8%
* All data as of 12/31/07
Home equity: $11.9B outstanding
1st
liens: 23%; 2nd
liens: 77%  (17% of 2nd liens behind FITB 1st
s)
Weighted average origination FICO: 742 (1st
liens 750; 2nd
liens 740)
Origination FICO distribution: <659 5%; 660-689 10%; 690-719 16%; 720-749 20%;
750+ 49%
Weighted average CLTV: 78% (1st
liens 64%; 2nd
liens 82%)
Origination CLTV distribution: <70 27%; 70-80 21%; 80-90 21%; >90 30%; >100 1%
Vintage distribution: 2007 15%; 2006 21%; 2005 18%; 2004 13%; prior to 2004 32%
% through broker channels: 22%
WA FICO: 734 brokered, 745 direct; WA CLTV: 89% brokered; 74% direct
NPAs: $123MM (1.03%); over 90s: $72MM (0.60%)
Charge-offs: $97 million YTD (0.82%)
No subprime originations
Alt A originations: 4Q07 $137MM; $52MM 12/31/07 warehouse for delivery to agencies
—
All originations are being delivered under an agency flow agreement.
—
$158MM in loan portfolio (viewed as un-saleable in current market environment), WA origination FICO 706, WA origination
LTV 65%

Fifth Third Bank | All Rights Reserved
Michigan market
Total Loans
Auto
9%
Other Cons
1%
Credit Card
2%
Home Equity
17%
Resi Mortgage
7%
C&I
30%
Commercial
Mortgage
25%
Coml Const
8%
NPAs
Coml Const
28%
Commercial
Mortgage
27%
C&I
14%
Coml Lease
1%
Resi Mortgage
16%
Auto
2%
Credit Card
0%
Home Equity
13%
Net charge-offs
Auto
10%
Other Cons
2%
Credit Card
6%
Home Equity
26%
Resi Mortgage
9%
C&I
20%
Commercial
Mortgage
16%
Coml Const
12%
Summary:
Deterioration in home price values coupled with weak economy (unemployment rate of 7.4%) impacting credit trends due to frequency of defaults and severity
Issues: homebuilders, developers
tied to weak real estate market
Issues:  valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market
Issues:  valuations, economy,
unemployment
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
C&I 4.54 18% 45 25% 8.0 17%
Commercial mortgage 3.69 31% 87 34% 6.4 42%
Commercial construction 1.19 21% 93 36% 4.9 42%
Commercial lease 0.22 6% 2 29% -             -
  Commercial 9.63 20% 227 33% 19.2 26%
Residential mortgage 1.03 10% 52 24% 3.5 19%
Home equity 2.57 22% 44 36% 10.2 29%
Auto 1.31 14% 5 21% 3.9 13%
Credit card 0.28 17% 1 19% 2.6 18%
Other consumer loan and leases 0.10 9% 0 3% 0.6 12%
  Consumer 5.29 14% 101 28% 20.8 21%
  Total 14.92 18% 328 31% 40.0 23%

Fifth Third Bank | All Rights Reserved
Florida market
NPAs
Auto
1%
Home Equity
2%
Resi Mortgage
29%
C&I
10%
Commercial
Mortgage
27%
Coml Const
31%
Net charge-offs
Auto
17%
Other Cons
4%
Credit Card
4%
Home Equity
13%
Resi Mortgage
41%
C&I
10%
Commercial
Mortgage
9%
Coml Const
2%
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
C&I 1.88 8% 21 12% 1.7 3%
Commercial mortgage 2.03 17% 58 23% 1.4 9%
Commercial construction 1.35 24% 67 26% 0.4 3%
Commercial lease -          -           -          -           0.0 -
  Commercial 5.26 11% 146 21% 3.4 5%
Residential mortgage 1.51 15% 63 30% 6.6 36%
Home equity 0.76 6% 5 5% 2.1 6%
Auto 0.42 5% 2 9% 2.8 9%
Credit card 0.06 4% 0 3% 0.6 4%
Other consumer loan and leases 0.10 9% 0 7% 0.6 12%
  Consumer 2.85 8% 70 19% 12.7 13%
  Total 8.11 10% 216 20% 16.1 9%
Summary:
Deterioration in real estate values having effect on credit trends as evidenced by increasing NPA/NCOs in real estate related products
Issues: homebuilders, developers
tied to weakening real estate market
Issues: increasing severity of loss
due to significant declines in
valuations
Issues: valuations; relatively small
home equity portfolio
Total Loans
Auto
5%
Other Cons
1%
Credit Card
1%
Home Equity
9%
Resi Mortgage
19%
C&I
23%
Commercial
Mortgage
25%
Coml Const
17%

Fifth Third Bank | All Rights Reserved
Cautionary Statement
This report may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,”
“plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (3)
changes in the interest rate environment reduce interest margins; (4) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (5) our ability to maintain required capital levels and adequate sources of funding and liquidity; (6) changes and trends in capital markets; (7) competitive pressures among depository institutions increase significantly; (8) effects of critical accounting policies and judgments; (9) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (10) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (11) ability to maintain favorable ratings from rating agencies; (12) fluctuation of Fifth Third’s stock price; (13) ability to attract and retain key personnel; (14) ability to receive dividends from its subsidiaries; (15) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (16) effects of accounting or financial results of one or more acquired entity; (17)
difficulties in combining the operations of acquired entities; (18) ability to secure confidential information through the use of computer systems and telecommunications network; and (19) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the
Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the United States Securities and
Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC’s Web site at www.sec.gov or on Fifth
Third’s web site at www.53.com. Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.